EXHIBIT 99.1

NYSE BBX MAY 2007 May 15, 2007 Prepared:

(NYSE:BBX) Assets1 $6.4 Billion Equity Capital1 $515 Million Market Capitalization2 $583 Million Book Value per Share1 $8.61 Price to Book2 1.13x 1At 3/31/07 2Based on $9.74 per share closing price on 5/1/07 and outstanding shares as of 3/31/07 BANKATLANTIC BANCORP

2006/2007 CHALLENGES Slower deposit growth Margin compression Real Estate asset quality High efficiency ratio Low price-to-book ratio BANKATLANTIC

OVERVIEW Founded in 1952 "Florida's Most Convenient Bank" Second largest bank headquartered in Florida 94 stores Rapidly growing consumer bank with strong demographics Florida is #3 in national deposits with $363 billion BANKATLANTIC Source: SNL Financial - Banks & Thrifts Industry Data

STRATEGY Increase Core Deposits by: Florida's Most Convenient Bank initiative Driving growth through service - not rate Strong sales and marketing culture New Store Expansion Program Grow lending in Consumer, Small Business, Commercial Real Estate Supplement core earning assets with conforming residential loans Maintain high credit quality standards Achieve superior financial performance over long term Emphasis on improved operational efficiency BANKATLANTIC

FLORIDA MARKET OVERVIEW BANKATLANTIC Source: SNL Financial - Banks & Thrifts Industry Data Florida is #3 in national deposits; $363 billion BankAtlantic operates in 6 of top 10 Florida markets More deposits in Florida's top 10 markets than in the state of Ohio (#7 in the nation)

FLORIDA MARKET OVERVIEW BANKATLANTIC Florida Population Growth 4th in state population growth rate since 2000 4th in state projected population growth rate through 2011 Florida Labor Market 6th lowest unemployment rate in the nation Florida has 5 of top 15 best job markets in the U.S. 2000-2006 Population Growth Rate 2006-2011 Population Growth Rate Unemployment Rate as of March 2007 BankAtlantic 0.1562 0.1292 0.032 U.S. 0.0787 0.0675 0.044 Source: SNL Financial; Business 2.0 Florida U.S.

BANKATLANTIC FLORIDA DEPOSIT RANKING* Institution Branches Deposits ($ in Billions) *Other institution's branch & deposit data as of 9/30/06; BankAtlantic's as of 3/31/07 Source: Florida Bankers Assoc. 1. Bank of America 735 $68.6 2. Wachovia 728 61.4 3. SunTrust 526 34.6 4. Washington Mutual 252 12.3 5. Colonial 168 9.4 6. AmSouth 254 8.4 7. World Savings 51 8.2 8. Citibank 40 5.2 . . . . . . . . . . . . 13. BankAtlantic 93 $4.1

BankAtlantic Deposits (In millions) BankAtlantic Market Share As of 9/30/06 Source: Florida Bankers Assoc. MARKET SHARE Broward (Fort Lauderdale) $1,569 5.2% Palm Beach / Treasure Coast 1,234 3.1% Miami-Dade 615 0.8% Tampa Bay 217 0.7% BankAtlantic Footprint 3,634 3.5% BANKATLANTIC

FOOTPRINT BANKATLANTIC

"Florida's Most Convenient Bank" CONVENIENCE MATRIX Open 7 days/week Open 80 hours/week Open 360 days/year Open 'til midnight BankAtlantic ? ? ? ? Bank of America Wachovia SunTrust Washington Mutual .....not to mention Free checking Free online banking Free gift

Savings5% DDA14% NOW12% MMKT26% CDs43% East 140961 398401 327999 750299 1230013 DEPOSIT MIX Savings13% DDA25% NOW20% MMKT17% CDs25% East 529435 989293 771017 650383 961716 Core Deposits = 30% Core Deposits = 59% Average Balances 1Includes Public & Brokered CDs *Average balances for three months ended 3/31/07

2001 2002 2003 2004 2005 2006 1Q07 NEW LOW COST DEP 43000 99000 145000 166000 226000 270000 79000 NEW CORE DEPOSIT ACCOUNTS (CHECKING AND SAVINGS)* *DDA, NOW, Savings Compound Growth 44.4%

CORE DEPOSIT GROWTH DDA NOW SAVINGS 4Q'06 996 779 465 1Q'07 1032 799 599 CORE DEPOSITS* 4Q'06 2240.475 1Q'07 2429.507 Period-end Balances 4% 3% 29% 0.72% 0.00% 0.80% 1.97% 1Q'07 Deposit Cost 8% *DDA, NOW, Savings QUARTER OVER QUARTER % GROWTH

* DDA, NOW, Savings 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 3Q'06 4Q'06 1Q'07 LCD GROWTH 1623.7 1624.38 1818.54 1933.49 2002.92 1994.22 2089.55 2294.43 2239.25 2104.91 2240.48 2429.51 CORE DEPOSIT GROWTH (CHECKING AND SAVINGS)* Period-end Balances, Millions

CORE DEPOSITS* 1Q'02 2003 2004 2005 2006 1Q'07 Low Cost Deposit % 0.293 0.454 0.526 0.557 0.5794 0.5947 *DDA, NOW, Savings % OF TOTAL DEPOSITS Period-end Balances

DEMAND DEPOSITS 1Q'02 2003 2004 2005 2006 1Q'07 Low Cost Deposit % 0.13 0.211 0.258 0.272 0.2575 0.2525 Period-end Balances % OF TOTAL DEPOSITS

TOTAL DEPOSITS 2001 2002 2003 2004 2005 2006 2007 Estimate Total Deposits 2.276567 2.920555 3.058142 3.457202 3.752676 3.867036 4.349872 Compound Growth 11.4% Cost of Deposits 2.20% 1.23% 0.88% Period-end Balances, Billions 1.10% 3.0% 1.55% 12.5% 2.07% 3.68%

1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 12/1/2007 Core Deposits 2 2 3 4 6 8 11 17 22 38 NEW STORES OPENED* *Since 2005 (CUMULATIVE)

1Q2005 2Q2005 3Q2005 4Q2005 1Q2006 2Q2006 3Q2006 4Q2006 1Q2007 Core Deposits 604 2561 6769 11945 25514 41247 57492 92236 135897 NEW STORE1 CORE DEPOSIT2 GROWTH Dollars in Thousands 122 new stores open since 2005 2DDA, NOW, Savings Compound Growth 1400.0% 47.3%

1Q2005 2Q2005 3Q2005 4Q2005 1Q2006 2Q2006 3Q2006 4Q2006 1Q2007 Total Deposits 737 4974 17471 32370 54882 79287 110301 163380 227479 NEW STORE* TOTAL DEPOSIT GROWTH Dollars in Thousands *22 new stores open since 2005 Compound Growth 1656.9% 39.2%

NON-INTEREST INCOME $7.0 Million up 13.0% $24.6 Million up 28.8% Debit Card Deposit Fees 1Q'07 NON-INTEREST INCOME $35.0 Million up 29.8% Other $3.4 Million up 102.7% 1Q '07 vs. 1Q '06

2001 2002 2003 2004 2005 2006 2007 Estimate Fee Income 37457 53317 70686 85724 100060 131844 168000 Compound Growth 28.4% 27.4% NON-INTEREST INCOME Dollars in Thousands 31.8%

LOAN PORTFOLIO MIX Residential 47% Commercial 31% Consumer 13% Small Business 6% Corporate 3% East 2181478 1420944 606472 285387 156237 *Average balances for three months ended 3/31/07

Residential $2,199 47.1% +6.8% Commercial Real Estate 1,408 30.2% -11.5% Consumer 607 13.0% +14.2% Small Business 292 6.3% +17.4% Corporate 159 3.4% +26.5% Total Loans $4,665 100% +2.4% 1Q'07 Gross Outstandings % of Total 1Q'07 vs 1Q'06 Period-end Balances, Millions LOAN COMPOSITION BANK OPERATIONS

2002 2003 2004 2005 2006 1Q07 1Q07 Non Performing Assets % Loans & Other Assets 0.86% 0.36% 0.19% 0.17% 0.55% 1.02% 1.02% Annualized Net Charge-offs / (Recoveries) to Avg. Loans O/S 0.57% 0.03% -0.14% -0.04% 0.13% 0.06% 0.06% Loan Loss Reserve / NPL 235.61% 422.06% 582.18% 605.68% 982.89% 195.65% 195.65% ASSET QUALITY

2002 2003 2004 2005 2006 NIM 0.0352 0.0328 0.0379 0.0395 0.0407 NET INTEREST MARGIN1 1The tax equivalent basis is computed using a 35% tax rate 2Adjusted to exclude loan participations sold accounted for as secured borrowings 2 2 ANNUAL

1Q'06 2Q'06 3Q'06 4Q'06 1Q'07 NIM 0.0411 0.0417 0.0404 0.0396 0.0378 NET INTEREST MARGIN1 1The tax equivalent basis is computed using a 35% tax rate 2Adjusted to exclude loan participations sold accounted for as secured borrowings 2 QUARTERLY

Revenue: 1Q'07 $83.9 Million +3.7% vs 1Q'06 Operating Net Income: (1) 1Q'07 -$2.2 Million -127.5% vs 1Q'06 BANKATLANTIC BANCORP Revenue: 1Q'07 $87.1 Million Operating Net Income: 1Q'07 $0.6 Million BankAtlantic 1GAAP Income from Continuing Operations adjusted as shown on slide #38 Revenue: 1Q'07 $(3.2) Million Operating Net Income: 1Q'07 $(2.8) Million Parent Company

KEY FINANCIAL HIGHLIGHTS Income from continuing operations1 ($ in millions) $22.5 $21.6 $29.0 $53.3 $42.5 $26.9 ($2.2) Operating net income2 ($ in millions) $35.8 $41.2 $37.1 $46.1 $54.9 $26.8 ($2.2) Return on Tangible Equity from Cont. Ops1 12.27%3 6.06%3 7.12%3 15.07% 10.07% 6.00% (1.96%) Operating Return on Tangible Equity2 19.51%3 15.18%3 12.44%3 13.05% 13.01% 5.98% (1.96%) BANKATLANTIC BANCORP 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #38 2GAAP Income from Continuing Operations adjusted as shown on slide #38 3Return on average tangible equity is calculated excluding for comparability the equity of Levitt Corporation, which was spun off to the Company's shareholders on December 31, 2003 FY 2003 FY 2004 FY 2005 FY 2006 1Q2007 FY 2002 FY 2001

Income/(Loss) from Continuing Ops.1 (in Millions) $8.0 $(2.2) -127.5% Operating Net Income2 (in Millions) $8.0 $(2.2) -127.5% Return on Tangible Equity from Continuing Operations1 7.24% -1.96% Operating Return on Tangible Equity2 7.24% -1.96% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #38 2GAAP Income from Continuing Operations adjusted as shown on slide #38 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS 1Q'07 vs. 1Q'06 1Q'07 1Q'06

BANKATLANTIC FACTORS AFFECTING 1ST QUARTER RESULTS Credit Quality Provision for loan loss Increase in non-performing assets Slowed Commercial Real Estate lending Net interest margin compression Higher cost of deposits Impact of loans put on non-accrual Fixed asset growth Operating Expenses $2.6 million restructuring charge $2.6 million from Store Expansion program

BANKATLANTIC OPPORTUNITIES Store Expansion Program 17 new stores in 2005-2006 21 new stores anticipated in 2007 $136 million in Core Deposits; up 433% over 1Q06 Operating Expenses Management focus on expense discipline Reduced 1Q07 marketing expense by 32% versus 1Q06 Improving overall expense trend 4% reduction vs. 4Q06 (excluding termination costs)

STOCK PERFORMANCE BBX S&P 500 2002 2.91% -22.56% 2003 99.52% 24.54% 2004 35.68% 11.21% 2005 -28.59% 5.77% 2006 -2.55% 13.92% 2007 YTD* -28.62% 5.48 % BANKATLANTIC BANCORP *Total market returns as of 5/1/07 close PRICE TO BOOK*: 1.13x

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward- looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and involve to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses, including the impact on the credit quality of our loans of changes in the real estate markets in our trade area and where our collateral is located; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on the bank's net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic's seven-day banking initiatives and other growth, marketing or advertising initiatives not resulting in continued growth of core deposits or producing results which do not justify their costs; the success of our expenses discipline initiatives; BankAtlantic's new store expansion program, successfully opening the anticipated number of new stores in 2007 and achieving growth and profitability at the stores; and the impact of periodic testing of goodwill and other intangible assets for impairment. Past performance, actual or estimated new account openings and growth rate may not be indicative of future results. The Company cautions that the foregoing factors are not exclusive. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission.

SUPPLEMENTAL DATA

Total Assets $6.4 Billion Billion +0.4% Total Deposits $4.1 Billion Billion +3.1% Total Loans (Net) $4.6 Billion Billion +2.2% Income from Continuing Ops (a) ($2.2) Million Million -127.5% Operating Net Income (b) ($2.2) Million Million -127.5% EPS from Continuing Ops (a) ($0.04) -128.4% EPS from Operating Net Income(b) ($0.04) -128.5% FINANCIAL HIGHLIGHTS 1Q'07 vs 1Q'06 1Q'07 CONSOLIDATED (as of March 31, 2006) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #38 (b) GAAP Income from Continuing Operations adjusted for the items shown on slide #38

CONSOLIDATED RECONCILIATION OF GAAP, CONTINUING OPERATIONS AND OPERATING EARNINGS NET INCOME (GAAP) $67,717 $70,768 $59,182 $ 15,387 $ 5,716 (Income)/Loss from disc. ops. (38,765) (17,483) (16,656) 11,492 (7,920) INCOME FROM CONTINUING OPERATIONS $28,952 $53,285 $42,526 $26,879 ($2,204) Losses/(Gains) from debt redemption 8,153 7,632 (46) Reserve for compliance deficiencies 10,000 Litigation (14,785) Securities impairment Bank facilities impairment 2,409 OPERATING NET INCOME $37,105 $46,132 $54,935 $26,833 ($2,204) DILUTED: EPS GAAP $1.08 $1.11 $0.92 $0.25 $0.09 DILUTED: EPS CONTINUING OPERATIONS $0.46 $0.85 $0.67 $0.43 ($0.04) DILUTED: EPS OPERATING NET INCOME $0.60 $0.73 $0.87 $0.43 ($0.04) FY 2003 FY 2004 FY 2005 FY 2006 1Q2007 Dollars in Thousands, except for EPS

BANK OPERATIONS 2003 2004 2005 2006 1Q07 Deposit Cost of Funds (including impact of free funding from DDAs) 1.23% 0.88% 1.10% 1.55% 1.97% Borrowing Cost of Funds (other interest bearing liabilities) 4.11% 3.45% 4.13% 5.29% 5.44% Total Cost of Funds 2.21% 1.59% 2.19% 2.66% 3.00% FUNDING COSTS